Exhibit 99.9

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Cautionary Note Regarding Forward-Looking Statements

This website may include “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which AECOM and URS operate and beliefs of and assumptions made by AECOM management and URS management, involve uncertainties that could significantly affect the financial results of AECOM or URS or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving AECOM and URS, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders, benefits of the transaction to customers and employees of the combined company, integrating our companies, cost savings, providing stockholders with a more attractive currency, and the expected timetable for completing the proposed transaction – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; the interest rate on any borrowings incurred in connection with the transaction; the impact of the indebtedness incurred to finance the transaction; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, customers and competitors; the outcome of any legal proceedings that have been or may be instituted against URS and/or AECOM and others following announcement of the transaction; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the merger and the actual terms of the financings that will be obtained for the merger; changes in financial markets, interest rates and foreign currency exchange rates; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by AECOM and URS. AECOM and URS do not intend, and undertake no obligation, to update any forward-looking statement.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, AECOM intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of AECOM and URS that also constitutes a prospectus of AECOM. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AECOM by contacting AECOM Investor Relations at 1-213-593-8000. Investors and security holders may obtain free copies of the documents filed with the SEC by URS by contacting URS Investor Relations at 877-877-8970. Additionally, information about the transaction is available online on this website.

AECOM and URS and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about AECOM’s directors and executive officers is available in AECOM’s proxy statement for its 2014 Annual Meeting of Stockholders filed with the SEC on January 24, 2014. Information about directors and executive officers of URS is available in the proxy statement for the 2014 Annual Meeting of Stockholders of URS filed with the SEC on April 17, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from AECOM or URS using the sources indicated above.

This website and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

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World Trade Center Crossrail New Doha Port
AECOM to acquire URS Corporation for US$56.31 per share in cash and stock
Creates industry-leading E&C company with broad global reach and enhanced ability to deliver integrated services to clients
Accelerates AECOM’s strategy of offering an integrated-delivery model by adding key capabilities and expertise in markets including construction, oil & gas, power and government services
Expected to realize US$250 million in annual cost-saving synergies, nearly all of which will be achieved by the end of fiscal year 2016
Expected to be accretive to AECOM’s GAAP earnings per share and more than 25% accretive to AECOM’s cash earnings per share in FY2015, excluding transaction-related costs
Transaction enterprise value of approximately US$6 billion
Presentations & Press Releases
Download Fact Sheets
VIEW 7/13/14 PRESS RELEASE VIEW 7/13/14 PRESENTATION
ACQUISITION FACT SHEET AECOM FACT SHEET URS FACT SHEET
Contact
AECOM Media Contact:
Paul Gennaro
SVP & Chief Communications Officer 212.973.3167
Paul.Gennaro@aecom.com
AECOM Investor Contact:
Paul Cyril
SVP, Investor Relations 213.593.8322
Paul.Cyril@aecom.com
http://investors.aecom.com/
URS Media Contact:
Sard Verbinnen & Co
Hugh Burns/Jamie Tully/Delia Cannan
212.687.8080
URS Investor Contact:
Sam Ramraj
Vice President, Investor Relations 415.774.2700
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
© 2014 AECOM and URS. All Rights Reserved.

AECOM URS
www.aecom.com www.urs.com

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Case Studies

A hallmark of AECOM's success throughout the years has been its ability to leverage its expansive global platform — covering more than 150 countries and all seven continents — enabling the firms that have joined it to tap into new geographic markets. At the same time, these firms have expanded AECOM's services into new end markets. This page highlights projects that AECOM has won based on this successful track record.


Rural Electrification Project, Ethiopia

ENERGY

Ethiopia Rural Electrification Program
Hydro-Agricultural Development of Senegal's Anambé Basin
Peribonka IV Powerhouse Project


Environmental Licensing Services for Offshore Operations, Rio de Janeiro, Brazil

ENVIRONMENT

Environmental Licensing for Offshore Oil & Gas Ops.
Garnaut Climate Change Review
Retail Petroleum Site Investigation


CenturyLink Field, Seattle, Washington, USA

FACILITIES

Barclays Center
CenturyLink Field
Provost Square


One World Trade Center

FACILITIES AND TRANSPORTATION

World Trade Center


Sudan Transition Initiative

GOVERNMENT

Sudan Transition Initiative
Flood Risk Mapping, Assessment and Planning
USAID Jordan Water Reuse/Conservation Program


Taizhou Bridge construction, Jiangsu Province, China

TRANSPORTATION

Doha New Port Project
Gautrain Rapid Rail Link
Taizhou Bridge

WATER
Davie, Fla., Water/WW Treatment Delhi Sewerage Master Plan Sha Tin Sewage Works Relocation
Relocation of Sha Tin Sewage Treatment Works to Caverns in Hong Kong
© 2014 AECOM and URS. All Rights Reserved.

AECOM
www.aecom.com
URS
www.urs.com
HOME CASE STUDIES MEDIA INFORMATION CONTACT
Media Information
The World Trade Center in New York is one of many projects on which both AECOM and URS have been active
London Olympic Park 2012 - AECOM and URS
Woodrow Wilson Bridge Project - URS
Spartak Stadium, Moscow - AECOM
Crossrail, London - URS Barclays Center, Brooklyn - AECOM
Millennium Park - URS
Sacramento Kings Arena - AECOM
High Speed Two, United Kingdom - URS
© 2014 AECOM and URS. All Rights Reserved.

AECOM
www.aecom.com
URS
www.urs.com
HOME CASE STUDIES MEDIA INFORMATION CONTACT
Contact
AECOM Media Contact:
Paul Gennaro
SVP & Chief Communications Officer 212.973.3167
Paul.Gennaro@aecom.com
URS Media Contact:
Sard Verbinnen & Co
Hugh Burns/Jamie Tully/Delia Cannan
212.687.8080
AECOM Investor Contact:
Paul Cyril
SVP, Investor Relations 213.593.8322
Paul.Cyril@aecom.com
http://investors.aecom.com/
URS Investor Contact:
Sam Ramraj
Vice President, Investor Relations 415.774.2700
© 2014 AECOM and URS. All Rights Reserved.